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                                                                    EXHIBIT 23-2
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report to the board of directors and shareholders of Grumman Corporation and subsidiaries included in or incorporated by reference in Grumman Corporation's Annual Report on Form 10-K for the year ended December 31, 1993.

ARTHUR ANDERSEN & CO.


New York, New York
August 16, 1994